SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 19, 2000


                          FULLNET COMMUNICATIONS, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)

          Oklahoma                     000-27031                  73-1473361
          --------                     ---------                  ----------
 (State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
 incorporation)                                              Identification No.)



 200 N. Harvey, Suite 1704
 Oklahoma City, Oklahoma                                  73102
(Address of principal executive offices)                (Zip Code)


                                 (405) 232-0958
                                 --------------
                  (Registrant's telephone, including area code)

Item 2.  Acquisition or Disposition of Assets.

         On June 2, 2000, the Registrant entered into an Asset Purchase Agreement (the "Agreement") with Lary Smith, d/b/a FullNet of Nowata, an Oklahoma sole proprietorship ("Seller"), in which the Registrant purchased substantially all of Seller's assets. Pursuant to the terms of the Agreement, the Registrant agreed to pay Seller an aggregate purchase price of $137,000, payable in 38,198 shares of Registrant's common stock (valued for purposes of the acquisition at $2.33125 per share) and a note payable for $47,950. The note bears an interest rate of 8% per annum with the principal and interest thereon payable on the earlier to occur of (a) the closing of any single funding (whether debt or equity) obtained by Registrant subsequent to the date of the Agreement in an aggregate amount of $2,000,000, or (b) one year from the closing date of the Agreement. The consideration for the assets was determined through arm's length negotiations taking into account the recurring revenues of such assets. Prior to the acquisition, Seller was a customer of Registrant's Internet Service Provider ("ISP") access services. The assets purchased by the Registrant include the Seller's ISP subscriber base, accounts receivable, any intellectual property rights held by Seller and all Internet equipment. The Registrant intends to expand its ISP and other communications operations in the Nowata, Oklahoma area.

Item 7.  Financial Statements and Exhibits.


(c)      Exhibits

                  The following document is filed as part of this Report:

         99.1 Asset Purchase Agreement dated June 2, 2000, by and between Lary Smith, d/b/a FullNet of Nowata and FullNet Communications, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   FULLNET COMMUNICATIONS, INC.
                                        (Registrant)



Date:     June 19, 2000            By: /s/ Timothy J. Kilkenny
                                       -----------------------
                                           Timothy J. Kilkenny,
                                           President and Chief Executive Officer

                                INDEX TO EXHIBITS

Exhibit                                                            Appears at
Number                         Description                         sequentially
                                                                   Numbered Page
 99.1     Asset Purchase Agreement dated June 2, 2000, by and
          between Lary Smith, d/b/a FullNet of Nowata and FullNet
          Communications, Inc.                                         5

                                   Exhibit 99.1

            --------------------------------------------------------


                            ASSET PURCHASE AGREEMENT

                                 BY AND BETWEEN

                       LARY SMITH D.B.A. FULLNET OF NOWATA

                                       AND

                          FULLNET COMMUNICATIONS, INC.


            --------------------------------------------------------

                               Dated June 2, 2000

                                TABLE OF CONTENTS

ARTICLE I - SALE OF BUSINESS..................................................1
         1.1      Purchase and Sale of Assets.................................1
         1.2      Excluded Assets.............................................2
         1.3      Assumption of Liabilities...................................2
         1.4      Transfer and Conveyance.....................................2
         1.5      Assignment of Contract Rights...............................3
         1.6      Accounts Receivable.........................................3
         1.7      Books and Records...........................................3

ARTICLE II - PURCHASE PRICE...................................................3
         2.1      Purchase Price..............................................3
         2.2      Payment of Purchase Price...................................3
         2.3      Stock Pledge and Escrow Agreement...........................4
         2.4      Adjustment to Purchase Price................................4
         2.5      Allocation of Purchase Price................................5

ARTICLE III - REPRESENTATIONS OF WARRANTIES OF SELLER.........................5
         3.1      Title.......................................................5
         3.2      Compliance with Laws........................................5
         3.3      Contracts...................................................5
         3.4      Contract Defaults...........................................5
         3.5      Litigation..................................................5
         3.6      Employee Benefits and Agreements............................6
         3.7      Enforceability, No Conflicts................................6
         3.8      True, Correct and Complete Information......................6
         3.9      Availability of Documents...................................6
         3.10     Consents....................................................6
         3.11     Financial Condition and Result of Operations................7
         3.12     Taxes.......................................................7
         3.13     Absence of Certain Changes or Events........................7
         3.14     Broker's and Finder's Fees..................................7
         3.15     Receivables.................................................7

ARTICLE IV - REPRESENTATIONS AND WARRANTIES OF BUYER..........................8
         4.1      Due Organization and Qualification..........................8
         4.2      Corporate Power and Authority...............................8
         4.3      Consents....................................................8
         4.4      Litigation..................................................8
         4.5      Compliance with Laws........................................8
         4.6      Broker's and Finder's Fees..................................9

ARTICLE V - COVENANTS OF SELLER...............................................9
         5.1      Affirmative Covenants.......................................9
         5.2      Negative Covenants..........................................9
         5.3      Access to Properties and Records...........................10
         5.4      Approvals of Third Parties.................................10
         5.5      Notices....................................................10
         5.6      Access to Books and Records................................10
         5.7      Covenant Not to Compete and Non-Solicitation...............10

ARTICLE VI - COVENANTS OF BUYER..............................................11
         6.1      Furnishing of Information..................................11
         6.2      Approvals of Third Parties.................................11
         6.3      Buyer's Best Efforts.......................................11

         6.4      Retention of Records.......................................11

ARTICLE VII - CONDITIONS TO OBLIGATIONS OF BUYER.............................12
         7.1      Representations and Warranties of Seller...................12
         7.2      Covenants of Seller........................................12
         7.3      Certificate of Seller......................................12
         7.4      No Casualty Losses.........................................12
         7.5      Litigation.................................................12
         7.6      Due Diligence..............................................12
         7.7      No Material Adverse Changes................................12
         7.8      Consents...................................................12
         7.9      Deliverables...............................................13
         7.10     Further Assurances.........................................13
         7.11     Agent Agreement............................................13


ARTICLE VIII - CONDITIONS TO OBLIGATIONS OF SELLER...........................13
         8.1      Representations and Warranties of Buyer....................13
         8.2      Covenants of Buyer.........................................13
         8.3      Buyer's Certificate........................................13
         8.4      Resolutions................................................13
         8.5      Deliverables...............................................13


ARTICLE IX - DATE AND PLACE OF CLOSING.......................................13
         9.1      Date and Place of Closing..................................14

ARTICLE X - CLOSING..........................................................14
         10.1     Seller's Performance.......................................14
         10.2     Buyer's Performance........................................15
         10.3     Further Actions............................................15

ARTICLE XI - SURVIVAL AND INDEMNIFICATION....................................15
         11.1     Survival...................................................15
         11.2     Buyer's Losses.............................................15
         11.3     Employee Compensation and Benefits.........................15
         11.4     Seller's Losses............................................16
         11.5     Notice of Loss.............................................16
         11.6     Right to Defend............................................16

ARTICLE XII - TERMINATION....................................................17
         12.1     Termination................................................17
         12.2     Effect of Termination......................................17

ARTICLE XIII - MISCELLANEOUS.................................................18
         13.1     Expenses...................................................18
         13.2     Entire Agreement...........................................18
         13.3     Confidentiality............................................18
         13.4     Disclosure.................................................18
         13.5     Exclusive Dealing..........................................19
         13.6     Successors and Assigns.....................................19
         13.7     Identical Counterparts.....................................19
         13.8     Headings...................................................19
         13.9     Use of Certain Terms.......................................19
         13.10    Modification and Waiver....................................19
         13.11    Other Remedies.............................................19

         13.12    Notices....................................................20
         13.13    Governing Law..............................................20
         13.14    Binding Arbitration........................................20




List of Schedules and Exhibits:

SCHEDULES
---------
1.1.1    Computer Equipment
1.1.2    Accounts Receivable
1.1.4    Unearned Revenues
3.3      ISP Customer Accounts

EXHIBITS
--------
         A        Bill of Sale
         B        Assignment and Assumption Agreement
         C        Stock Pledge and Escrow Agreement
         D        IRS Form 8594
         E        FullNet Agent Agreement
         F        Promissory Note

                            ASSET PURCHASE AGREEMENT

         THIS ASSET PURCHASE AGREEMENT (this "Agreement") is entered into on the date and between the parties set forth immediately below:

DATE:                      June 2, 2000

PARTIES: FULLNET COMMUNICATIONS, INC., a corporation organized under the laws of Oklahoma with its principal office located at 200 North Harvey, Suite 1706, Oklahoma City, Oklahoma 73102 ("Buyer");

                           Lary Smith, DBA FullNet of Nowata ("NOWATA"), a sole proprietorship with its principal office located at 623 Ironman, Nowata, Oklahoma 74048 ("Seller");

                                    RECITALS

         WHEREAS, Seller is an Internet service provider ("ISP");

         WHEREAS, Seller desires to sell, assign, transfer and deliver to Buyer, and Buyer desires to purchase, the assets comprising Seller's ISP business (the "Business") on the terms and subject to the conditions of this Agreement.

         NOW THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements, the receipt and sufficiency of which are hereby acknowledged, and upon the terms and subject to the conditions hereinafter set forth, the parties hereby agree as follows:

                                    ARTICLE I
                                SALE OF BUSINESS

         1.1 Purchase and Sale of Assets. Subject to and upon the terms and conditions contained herein, Seller shall sell, assign, transfer and deliver to Buyer and Buyer shall purchase, accept and acquire from Seller, on the Closing Date, all of the right, title and interest of the Seller in and to the following assets of the Seller used in or incidental to the Seller's Business, free and clear of all liens, agreements, restrictions, security interests, pledges, charges, claims and other encumbrances of any nature (hereinafter collectively referred to as the "Assets"):

                  1.1.1 All items as set forth on SCHEDULE 1.1.1 relating to Seller's computer equipment, ISP customer lists, ISP subscriptions and all of the Seller's rights, powers and remedies under all contracts, including ISP contracts, to which the Seller is a party or by or to which the Seller or any of the Assets is subject or bound, except for such contracts related to the assets excluded from this Agreement pursuant to Section 1.2.

                  1.1.2 All of Seller's accounts receivables outstanding as set forth on SCHEDULE 1.1.2 or written off as uncollectible prior to the Closing Date, except for such accounts receivables related to the assets excluded from this Agreement pursuant to Section 1.2.

                  1.1.3 All of Seller's warranties, rights and claims of the Seller under all existing warranties relating to any and all of the Assets sold, assigned and transferred hereunder.

                  1.1.4 Cash in an amount equal to Seller's unearned revenue subscriptions at the Closing Date, attributable to prepaid subscriber accounts as set forth on SCHEDULE 1.1.4

                  1.1.5 All proprietary trade names, including FullNet of Nowata, trademarks and domain names, including Fullnow.net.

                  1.1.6 All existing cash and all other assets of Seller, including cash and receivables to related parties, except for such assets excluded from this Agreement pursuant to Section 1.2.

            1.2 Excluded Assets. All assets relating to or income arising from non-monthly recurring revenue such as hardware sales or consulting shall remain the property of the Seller and shall not be transferred pursuant to this Agreement to Buyer.

            1.3 Assumption of Liabilities. On and subject to the terms and conditions of this Agreement, the Buyer agrees to assume and become responsible for all of the "Assumed Liabilities" (as hereinafter defined) at the Closing. The Buyer will not assume or have any responsibility, however, with respect to any other obligation or liability of the Seller not included within the definition of Assumed Liabilities. For purposes of this Agreement, "Assumed Liabilities" means (a) all liabilities of the Seller attributable to the Assets which may arise after the Closing Date in the ordinary course of business (other than any liability resulting from, arising out of, relating to, in the nature of, or caused by any breach of contract, breach of warranty, tort, infringement, violation of law, or environmental matter, including without limitation those arising under environmental, health, and safety requirements); (b) all obligations of the Seller under the agreements, contracts, leases, licenses, and other arrangements referred to in the definition of Assets either (i) to furnish goods, services, and other non-cash benefits to another party after the Closing Date or (ii) to pay for goods, services, and other non-cash benefits that another party will furnish to it after the Closing Date; and (c) all obligations of Seller with Southwestern Bell Telephone Co. for the two (2) incoming digital T-1 trunk lines, prorated as of the Closing Date with the Seller remaining obligated for such obligations that are incurred before and as of the Closing Date and the Buyer assuming such obligations that are incurred after the Closing Date; PROVIDED, HOWEVER, that the Assumed Liabilities shall not include (i) any liability of the Seller for taxes, (ii) any liability of Seller associated with the excluded assets set forth in Section 1.2, (iii) any obligation of the Seller to indemnify any person by reason of the fact that such person was a manager, officer, employee, or agent of the Seller or was serving at the request of any such entity as a partner, trustee, director, officer, employee, or agent of another entity (whether such indemnification is for judgments, damages, penalties, fines, costs, amounts paid in settlement, losses, expenses, or otherwise and whether such indemnification is pursuant to any statute, articles of association, operating agreement, agreement, or otherwise), (iv) any liability of the Seller for costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby, or (v) any liability or obligation of the Seller under this Agreement.

         1.4 Transfer and Conveyance. Seller shall execute and deliver to Buyer at the Closing, (i) a bill of sale (the "Bill of Sale"); and (ii) the Assignment and Assumption Agreement; in each case in substantially the forms attached hereto as EXHIBITS "A" and "B," respectively; and (iii) all such assignments, endorsements and instruments of transfer, if any, as shall be necessary or appropriate to carry out the intent of this Agreement and as shall be sufficient to vest in Buyer title to the Assets and all right, title and interest of Seller thereto. Seller shall prepare appropriate forms of instructions of transfer and conveyance in conformity with this Agreement and shall submit them to Buyer for examination twenty-four (24) hours prior to the Closing Date. Any time and from time to time after the Closing Date, on Buyer's request, Seller will do, execute, acknowledge, and deliver all such further acts, deeds, assignments, transfers, and powers of attorney as may be required in conformity with this Agreement for the adequate assigning, transferring, granting, and confirming to Buyer of the Assets sold to Buyer.

         1.5 Assignment of Contract Rights. If any contract, license, lease, commitment, or sales or purchase order assignable to Buyer under this Agreement may not be assigned without the consent of the other party thereto, Seller shall obtain, prior to Closing, the consent of the other party to the assignment.

         1.6 Accounts Receivable. After the Closing Date, Buyer shall have the authority to collect all of Seller's receivables, outstanding or written off as uncollectible prior to the Closing Date, being transferred to Buyer as an Asset under this Agreement and to endorse without recourse and without warranties of any kind the name of Seller on any checks or evidence of indebtedness received by Buyer on account of any such pre-Closing receivables included in the Assets. Seller will transfer and deliver to Buyer any cash or other property that Seller may receive in respect to any receivables that are transferred to Buyer.

         1.7 Books and Records. Seller shall have the right to retain minute books, stock transfer books, income tax returns and other corporate records of Seller relating to the Business having exclusively to do with organization or capitalization. All other records, files, manuals, computer tapes or discs or other forms of electronic media and books of account of every kind and nature, except for those associated with the excluded assets set forth in Section 1.2, shall be delivered to, and become the property of, Buyer. Each party, at its own expense, shall have reasonable access to and the right to make copies of all books, records, files, and documents referred to in this Agreement that are in the possession of the other party.

                                   ARTICLE II
                                 PURCHASE PRICE

         2.1 Purchase Price. The purchase price for the Assets shall, except as may be adjusted as set forth in Section 2.4, be an aggregate consideration of ONE HUNDRED THIRTY SEVEN THOUSAND DOLLARS ($137,000) (the "Purchase Price"), plus assumption of the liabilities as set forth in Section 1.3.

         2.2 Payment of Purchase Price. The Purchase Price shall be payable at Closing as follows:

                  2.2.1 A promissory note in the amount of FORTY SEVEN THOUSAND NINE HUNDRED FIFTY DOLLARS ($47,950) which promissory note shall be due the earlier of (i) the closing of any single funding (whether debt or equity) obtained by buyer subsequent to the date of this Agreement in an aggregate amount of $2,000,000, or (ii) one year from the date of Closing. The promissory note, a form of which is attached hereto as EXHIBIT "F", will bear interest at an annual rate of 8%.

                  2.2.2 $89,050 by Buyer's issuance and delivery to Seller of that number of shares of Buyer's common stock, $.00001 par value (the "Shares") equal to the quotient obtained by dividing $89,050 by the average closing price of Buyer's common stock for the five business trading days immediately preceding the Closing Date; provided however, that Shares representing 15% of the Purchase Price shall be held subject to the Stock Pledge and Escrow Agreement more fully described in Section 2.3. Seller acknowledges that the Shares have not been registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and neither the Shares nor any interest therein may be sold, transferred, assigned, pledged, hypothecated or otherwise disposed of in the absence of such registration or any exemption under the Act. Each certificate evidencing the Shares shall bear the following restrictive legend:

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED
                  FOR  INVESTMENT  AND  HAVE  NOT  BEEN  REGISTERED   UNDER  THE

                  SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION WITHOUT AN EXEMPTION UNDER THE SECURITIES ACT OR AN OPINION OF LEGAL COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

                  In addition, the certificates evidencing the Escrowed Shares, as defined in Section 2.3, shall also bear the following restrictive legend:

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE PLEDGED TO FULLNET COMMUNICATIONS, INC. (THE "COMPANY"), PURSUANT TO THAT CERTAIN STOCK PLEDGE AND ESCROW AGREEMENT DATED June 2, 2000 (THE "ESCROW AGREEMENT"), BY AND BETWEEN THE COMPANY AND LARY SMITH DBA FULLNET OF NOWATA, THE PROVISIONS OF WHICH ARE HEREIN INCORPORATED BY REFERENCE. UNTIL FOURTEEN MONTHS AFTER THE DATE OF THE ESCROW AGREEMENT NO SALE, TRANSFER OR OTHER DISPOSITION OF THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE MADE WITHOUT THE CONSENT OF THE COMPANY."

                  2.2.3 Buyer will provide "piggy-back" registration of the Shares issued pursuant to this Agreement in a registration statement on Form S-3 under the Securities Act of 1933, as amended, to be filed by Buyer on or near October 31, 2000. Notwithstanding such registration rights, Seller agrees that the Shares shall be subject to a lock-up (i.e., may not be sold or otherwise transferred) for a period commencing at the Closing and extending until six months subsequent to the closing of Buyer's initial public offering (the "Lock-up Period"), or as may be requested by the underwriters of any such public offering with respect to shares of Buyer's Common stock held by "affiliates" of Buyer; provided, however, any lock-up with respect to the Shares shall be identical, in terms of the Lock-up Period and the percentage of the holder's shares subject to the lock-up, to that required of any other stockholder of the Buyer.

         2.3 Stock Pledge and Escrow Agreement. At Closing, Seller will grant Buyer a security interest in, and escrow with Buyer, that number of Shares representing 15% of the Purchase Price (the "Escrowed Shares") acquired by Seller pursuant to Section 2.2.2 for purposes of satisfying any obligations Seller may have upon the occurrence of an adjustment to the Purchase Price pursuant to Section 2.4. Fourteen months from the date of Closing, the security interest and escrow will terminate for the Escrowed Shares not otherwise foreclosed or subject to a then existing claim upon the terms and conditions set forth in the Stock Pledge and Escrow Agreement attached hereto as EXHIBIT "C" and incorporated by reference to be executed by Seller at Closing (the "Escrow Agreement") and the Escrowed Shares not otherwise foreclosed or subject to a then existing claim shall be released to Seller.

         2.4 Adjustment to Purchase Price. If NOWATA's gross revenues (defined for this Section 2.4 as monthly recurring revenues from Internet access services) for the twelve-month period subsequent to Closing do not equal or exceed 50% of the Purchase Price, a portion of or all of (as the case may be) the Escrowed Shares referred to in Section 2.3 shall be returned to Buyer (on the same per share valuation as such shares were originally issued pursuant to
Section 2.2.2) so that the Purchase Price, as adjusted, is equal to two times NOWATA's gross revenue for the twelve-month period subsequent to Closing. The Purchase Price adjustment shall be paid by Seller to Buyer within ten (10) days of Buyer's written notice to Seller. Such notice shall include the amount of the Purchase Price adjustment, and the calculation of such adjustment. The return to Buyer of up to all of the Escrowed Shares shall be the exclusive remedy for Buyer relating to any shortfall in NOWATA's gross revenues.

         2.5 Allocation of Purchase Price. The Purchase Price shall be allocated among the Assets as set forth on IRS Form 8594 a copy of which is attached hereto as EXHIBIT "D".

                                   ARTICLE III
                     REPRESENTATIONS OF WARRANTIES OF SELLER

         Seller hereby makes the  following  representations  and  warranties to
Buyer:

         3.1 Title. Seller has, and upon conveyance of the Assets to Buyer by Seller at the Closing, Buyer will acquire and hold, good and marketable title in all Assets, free and clear of any and all liens, agreements, restrictions, claims, security interest, pledges, charges, equities and other encumbrances.

         3.2 Compliance with Laws. Seller (i) has complied with all laws, regulations, licensing requirements and orders applicable to its business or personnel the breach or violation of which could have a material adverse effect on said business, (ii) has filed with the proper authorities all statements and reports required by the laws, regulations, licensing requirements and orders to which it or any of its employees (because of their activities on behalf of their employer) is subject, and (iii) possesses all necessary licenses, franchises, permits and governmental authorizations to conduct its business in the manner in which and in the jurisdictions and places where such business is now conducted.

         3.3 Contracts. Set forth on SCHEDULE 3.3 is a listing of all of the Seller's ISP customer accounts whether residential or commercial (which contracts, together with all the other contracts which compose the Assets are herein collectively referred to as the "Contracts"). Except for the Contracts and other arrangements previously disclosed in writing by Seller to Buyer, neither Seller nor any of the Assets is a party to or is bound or affected by any contract, lease, arrangement or commitment, whether oral or written relating to: (i) the employment of any person other than personnel employed at will by Seller in the ordinary course of its business at rates of compensation and on terms consistent with past business practice; (ii) collective bargaining with, or any representation of any employees by, any labor union or association; (iii) the acquisition of services, supplies, equipment or other personal property involving more than $5,000 or which is not terminable by Seller upon not more than 30 days' notice without obligation on the part of Seller; (iv) distribution, agency or construction; (v) lease of real or personal property as lessor or lessee or sublessor or sublessee; (vi) lending or advancing of funds (other than the receivables); (vii) borrowing of funds or receipt of credit (other than the payables); (viii) incurring any obligation or liability (except for the payables); (ix) the sale of personal property; and (x) any matter or transaction not in the ordinary course of the business of Seller or inconsistent with past business practice of Seller.

         3.4 Contract Defaults. Seller is not in default in any material respect under any of the Contracts, the Contracts are legal, valid and binding obligations of the Seller in accordance with their terms and have not been amended, no defenses, offsets or counterclaims thereto have been asserted by any party thereto other than Seller, and Seller has waived no substantial rights thereunder.

         3.5 Litigation. There are no actions, suits, proceedings, investigations or grievances pending against Seller or the Assets or, threatened against Seller or the Assets, Seller's business or any property or rights of Seller, at law or in equity or before or by any court or federal, state municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign (each an "Agency"). Seller is not subject to any continuing court or Agency order, writ, injunction or decree applicable specifically to the Assets, the business operations of Seller or employees of

Seller, or in default with respect to any order, writ, injunction or decree of any court or Agency with respect to the Assets, its business, operations or employees.

         3.6 Employee Benefits and Agreements. Seller is not a party to any employment agreement, labor union agreement, pension, profit-sharing, or retirement plan or agreement, that relates to any period beyond the Closing Date, whether written or oral.

         3.7 Enforceability; No Conflicts. This Agreement constitutes, and all other agreements by and among the parties, when executed and delivered in accordance with the terms thereof, will constitute the legal, valid and binding obligations of Seller, enforceable in accordance with their terms (subject, as to the enforcement of remedies, to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights from time to time in effect). Seller has full power, authority and legal right to enter into this Agreement, and all other agreements by and among the parties, and to consummate the transactions contemplated hereby and thereby. The making and performance of this Agreement, and all other agreements by and among the parties, and the consummation of the transactions contemplated hereby and thereby in accordance with the terms hereof and thereof will not (i) conflict with the certificate of incorporation or bylaws of Seller, (ii) result in any breach or termination of, or constitute a default under, or constitute an event which with notice or lapse of time, or both, would become a default under, or result in the creation of any Encumbrance upon any of the Assets under, or create any rights of termination, cancellation or acceleration in any person under, any contract, lease, arrangement or commitment, or violate any order, writ, injunction or decree, to which Seller is a party, by which any of the Assets, business or operations of Seller may be bound or affected or under which any of the Assets, business or operations of Seller receive benefits, (iii) result in the loss or adverse modification of any material license, franchise, permit or other authorization granted to or otherwise held by Seller or otherwise used in connection with the operation of the Business, or (iv) result in the violation of any provision of law applicable to Seller, the violation of which could have a material adverse effect upon the Assets, business or operations of Seller.

         3.8 True, Correct and Complete Information. The information furnished to Buyer by Seller in writing prior to or on the date of this Agreement is true, correct and complete in all material respects. Such information states all material facts required to be stated therein or with respect thereto or necessary to make the statements therein or with respect thereto, in light of the circumstances under which such statements are made, true, correct and complete. This Agreement (including the Exhibits hereto) does not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements contained herein not misleading. There is no fact known to Seller which is not disclosed in this Agreement which materially adversely affects the accuracy of the representations and warranties contained in this Agreement or Seller's financial condition, results of operations, business or prospects.

         3.9 Availability of Documents. Seller has made available for inspection by Buyer, at the offices of Seller, true, correct and complete copies of its certificate of incorporation and bylaws and all contracts, leases, arrangements, commitments and documents referred to herein in each case together with all amendments and supplements thereto.

         3.10 Consents. No consent, approval, authorization or order of any court, Agency or any other person is required in order to permit Seller to consummate the transactions contemplated by this Agreement.

         3.11 Financial Condition and Result of Operations. Seller has previously delivered to Buyer true, correct and complete copies of the balance sheet, income statement and statement of cash flows of Seller as of and for the dates set forth therein (the "Financial Statements"). The Financial Statements
(i) are in accordance with the books and records and accounting methods of Seller, and (ii) present fairly the financial position and results of operations of Seller as of the dates and for the periods indicated. Except as disclosed in the Financial Statements, and as disclosed in this Agreement, Seller has no liabilities or obligations of any nature or kind, known or unknown, whether accrued, absolute, contingent or otherwise.

         3.12 Taxes. Seller has duly filed all federal, state, county, local and other excise, franchise, property, payroll, income, capital stock, sales and use and other tax returns which are required to be filed by it and such returns are true, correct and complete in all material respects. Seller has paid all taxes that have become due or have been assessed against it and all taxes, penalties and interest that any taxing authority has proposed or asserted to be owing. All tax liabilities to which the properties of Seller may have been subjected have been discharged except for taxes assessed but not yet payable. To the best of Seller's knowledge, there are no tax claims presently being asserted against Seller and Seller knows of no basis for any such claim. Seller has not granted any extension to any taxing authority of the limitation period during which any tax liability may be asserted thereby.

         3.13 Absence of Certain Changes or Events. Since the date of the Financial Statements, Seller has not (i) suffered any extraordinary losses or waived any rights of substantial value; (ii) made any change in its mode of management or any change in its method of operation or method of accounting;
(iii) made or become obligated to make any capital expenditures other than such expenditures or commitments not exceeding $10,000 in the aggregate; (iv) experienced or suffered any adverse change in its business, operations or assets (whether or not covered by insurance) condition, financial or otherwise, or results of operations; (v) entered into any transaction, except in the ordinary course of its business consistent with past business practice; (vi) received any notice of any claim asserted against it by any Agency which could have a material adverse effect on the business or financial condition of Seller; (vii) issued any stock, bonds, or other corporate securities or declared or made any payment or distribution to stockholders or purchased or redeemed any shares of capital stock; (viii) cancelled any debts or claims except in the ordinary course of business; (ix) sold, assigned, or licensed any intellectual property rights; (x) incurred any substantial loss of value in any of the physical assets or properties of Seller used in the Seller's business, ordinary wear and tear excepted; (xi) incurred or agreed to incur any material obligation outside the ordinary course of business which has not heretofore been disclosed in writing to Buyer; or (xii) amended its certificate of incorporation or bylaws.

         3.14 Broker's and Finder's Fees. Seller has not made any agreement with any person, or taken any action, which would cause any person to become entitled to an agent's, broker's or finder's fee or commission in connection with the transactions contemplated by this Agreement.

         3.15 Receivables. Set forth in SCHEDULE 1.1.2 is a list of all receivables as of June 1, 2000 showing the name of the account debtor, maker or obligor, the unpaid balance, the age of the receivable and, if applicable, the maturity date, the interest rate and the collateral securing the obligation. All receivables are legal, valid and binding obligations of the obligors and Seller has no knowledge of any fact impairing the collectibility of such receivables in accordance with their terms. The reserves for doubtful receivables and uncollectible accounts reflected in the Financial Statements are sufficient to provide for any losses which may arise in connection with the collection of such receivables. Seller has not committed or become obligated to cancel or write off any receivables or acquired or permitted to be created any receivables except in the ordinary course of its business consistent with past practice.

                                   ARTICLE IV
                     REPRESENTATIONS AND WARRANTIES OF BUYER

         Buyer hereby makes the  following  representations  and  warranties  to
Seller:

         4.1 Due Organization and Qualification. Buyer, an Oklahoma corporation, is a corporation duly organized, validly existing and in good standing under the laws of the State of Oklahoma, and has all requisite corporate power and authority to own or lease its properties and to carry on its business as it is presently being operated and in the place where such properties are owned or leased and such business is conducted.

         4.2 Corporate Power and Authority. The execution, delivery and performance of this Agreement by Buyer, and all other agreements referred to herein or executed in connection herewith, and the consummation by it of the transactions contemplated hereby and thereby, have been duly authorized by all requisite corporate action and no further corporate action or approval is required in order to permit Buyer to consummate the transactions contemplated hereby and thereby. This Agreement constitutes, and all other agreements by and among the parties, when executed and delivered in accordance with the terms thereof, will constitute, the legal, valid and binding obligations of Buyer, enforceable in accordance with their terms (subject, as to the enforcement of remedies, to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights from time to time in effect). Buyer has full power, authority and legal right to enter into this Agreement and all other agreements by and among the parties and to consummate the transactions contemplated hereby and thereby. The making and performance of this Agreement, and all other agreements by and among the parties and the consummation of the transactions contemplated hereby and thereby in accordance with the terms hereof and thereof will not (i) conflict with the certificate of incorporation or bylaws of Buyer, (ii) result in any breach or termination of, or constitute a default under, or constitute an event which with notice or lapse of time, or both, would become a default under, or result in the creation of any encumbrance upon any asset of Buyer under, or create any rights of termination, cancellation or acceleration in any person under, any contract, lease, arrangement or commitment, or violate any order, writ, injunction or decree, to which Buyer is a party or by which Buyer or its assets, business or operations may be bound or affected or under which Buyer or its assets, business or operations receive benefits, (iii) result in the loss or adverse modification of any material license, franchise, permit or other authorization granted to or otherwise held by Buyer which is material to the business or financial condition of Buyer or
(iv) result in the violation of any provisions of law applicable to Buyer, the violation of which could have a material adverse effect upon the business, operations or assets of Buyer.

         4.3 Consents. No consent, approval, authorization or order of any court, Agency or any other person is required in order to permit Buyer to consummate the transactions contemplated by this Agreement.

         4.4 Litigation. There is no pending or, to the best of Buyer's knowledge, threatened litigation in any court or any proceeding before any Agency (i) in which it is sought to restrain, prohibit, invalidate or obtain damages in respect of the consummation of the purchase and sale of the Assets or the other transactions contemplated hereby, (ii) which could, if adversely determined, result in any material adverse change in the business, operations or assets or the condition, financial or otherwise, or results of operations of Buyer or (iii) which could, if adversely determined, have a material adverse effect on the right or ability of Buyer to carry on its business substantially as now conducted.

         4.5 Compliance with Laws. Buyer (i) has complied with all laws, regulations, licensing requirements and orders applicable to its business, the breach or violation of which could have a material adverse effect on said business, (ii) has filed with the proper authorities all statements and reports required by the laws, regulations, licensing requirements and order to which it is subject and (iii) possesses all necessary licenses, franchises, permits and governmental authorizations to conduct its business in the manner in which and in the jurisdictions and places where such business is now conducted.

         4.6 Broker's and Finder's Fees. Buyer has not made any agreement with any person, or taken any action, which would cause any person to become entitled to an agent's, broker's or finder's fee or commission in connection with the transactions contemplated by this Agreement, other than pursuant to a Financial Advisory Services Agreement dated September 17, 1999 with National Securities Corporation, for which fees Buyer will be responsible and agrees to hold Seller harmless therefor.

                                    ARTICLE V
                               COVENANTS OF SELLER

         Seller hereby covenants and agrees with Buyer as follows:

         5.1 Affirmative Covenants. Prior to the Closing Date (as hereinafter defined), Seller will operate its Business in the usual, regular and ordinary course of business consistent with past business practices, and will use its best efforts to (i) preserve intact its business organization and the Assets;
(ii) maintain its properties, machinery and equipment in good operating condition and repair; (iii) continue all existing policies of insurance (or comparable insurance) in full force and effect up to and including the Closing Date and will not cancel any such issuance or take (or fail to take) any action that would enable the insurers under such policies to avoid liability for claims arising out of any occurrence on or prior to the Closing Date without the prior written consent of Buyer; (iv) use its best efforts to preserve its present relationships with lending and other financial institutions, suppliers, customers, and franchisees; and (v) maintain its books, accounts and records in the usual, regular and ordinary manner on a basis consistently applied.

         5.2 Negative Covenants. Prior to the Closing Date, Seller will operate its Business in the usual, regular and ordinary course of business consistent with the past business practices, and will not, without the prior written consent of Buyer: (i) enter into any employment agreements, make any increase in the compensation payable or to become payable by it to any employee or contribute or make any commitment to contribute or represent that it will contribute any amounts to any bonus or other employee benefit plan for employees of Seller except as required by law or by the terms of any such plan in the ordinary course of business; (ii) make any amendment to its certificate of incorporation, bylaws or other organizational documents; (iii) make any material change in the character of its Business; (iv) enter into any long-term lease;
(v) incur any obligation or liability (fixed or contingent) except in the ordinary course of business; (vi) discharge or satisfy any encumbrance or pay any obligation or liability (fixed or contingent) other than in the ordinary course of business; (vii) mortgage, pledge, transfer or otherwise dispose of or subject to any encumbrance any of the Assets, except in the ordinary course of business; (viii) acquire any assets or properties, except in the ordinary course of business; (ix) cancel or compromise any material debt or claim that comprises a part of the assets to be transferred to Buyer; (x) waive or release any rights of material value that comprise a part of the assets to be transferred to Buyer;
(xi) transfer or grant or terminate any contract, lease, arrangement or commitment rights under any concessions, leases, licenses, agreements, patents, patent licenses, inventions, trademarks, trade names, service marks, trade dress or copyrights or registrations or licenses thereof or applications therefore or with respect to any know-how or other proprietary or trade rights; (xii) modify or change in any material respect or terminate any Contract; (xiii) issue any equity securities or rights to purchase equity securities; (xiv) cause any of the Assets to be distributed to any shareholders, principals or creditors; (xv) undertake any material borrowing of any nature whatsoever other than in the ordinary course of business; (xvi) make any loans or extensions of credit, except in the ordinary course of business; (xvii) make or become obligated to make any capital expenditures or enter into commitments therefore exceeding $5,000; or (xviii) sell, discount or otherwise dispose of any receivables.

         5.3 Access to Properties and Records. Seller will keep Buyer advised of all material developments relevant to the consummation of the transactions contemplated hereby and will cooperate fully in permitting Buyer to make a full investigation of the Business, properties, financial condition and investments of Seller during regular business hours and upon reasonable notice and in bringing about the consummation of the transactions contemplated hereby. Seller will, during regular business hours and upon reasonable notice, afford to Buyer and its representatives full access to the offices, buildings, real properties, machinery and equipment, inventory and supplies, records, files, books of account, tax returns, agreements and commitments, corporate record books and personnel of Seller. Seller will furnish to Buyer all such further information concerning the business and affairs of Seller as Buyer may reasonably request. Seller will update by amendment or supplement any disclosure in writing from Seller required by this Agreement to be disclosed in writing by Seller to Buyer promptly upon any change in the information set forth in such disclosures, and Seller hereby represents and warrants that such written disclosures, as so amended or supplemented, shall be true, correct and complete as of the date or dates thereof; provided, however, that the inclusion of any information in any such amendment or supplement, not included in the original disclosure at or prior to the date of this Agreement, shall not limit or impair any right which Buyer might otherwise have respecting the representations or warranties of Seller contained in this Agreement. No investigation pursuant to this Section
5.3 shall affect any representations or warranties or the conditions to the obligations of Buyer to consummate the transactions contemplated hereby. In the event of the termination of this Agreement, Buyer will deliver to Seller all documents, work papers and other material (including copies thereof) obtained by Buyer or on its behalf from Seller as a result of this Agreement or in connection herewith, whether so obtained before or after the execution hereof and, if the transactions contemplated hereby are not consummated, Buyer will hold such information in strictest confidence and will not use or disclose, or permit any other person or entity to use or disclose, such information until such time as such information is otherwise publicly available.

         5.4 Approvals of Third Parties. As soon as practicable after the date hereof, Seller will use its best efforts to secure all necessary consents, approvals and clearances of third parties that shall be required to enable it to consummate the transactions contemplated hereby and will otherwise use its best efforts to cause the consummation of such transactions in accordance with the terms and conditions of this Agreement.

         5.5 Notices. Seller will timely give all notices required to be given relating to the transactions contemplated hereby.

         5.6 Access to Books and Records. Seller agrees to provide Buyer, its accountants, counsel and other representatives, during normal business hours and upon reasonable notice, for a period of six (6) years after the Closing Date, if not already provided, access to the books, records, income tax returns, contracts and other underlying data and the documentation of Seller relating to the period prior to the Closing Date and to make available to Buyer personnel of Seller in Buyer's review thereof for the purpose of enabling them to determine and calculate any tax liabilities in connection with the Assets. Seller agrees that, for such six (6) year period, it will preserve and keep intact all such books and records.

         5.7 Covenant Not to Compete and Non-Solicitation.

                  5.7.1 Seller covenants and agrees that Seller will not, at any time during the period of two (2) years from the Closing Date, except as specifically directed by Buyer or acting on Buyer's behalf at Buyer's direction, (i) directly or indirectly, in or pertaining to any geographic area in which Seller (and subsequent to the Closing Date, the Buyer) conducts business, own, manage, operate, join, control or participate in the ownership, management, operation or control of, any business which, or any businesses organization any part of which, engages in the business of providing Internet service.

                  5.7.2 Seller covenants and agrees that Seller will not, at any time during the period of two (2) years from the Closing Date, as a result of information obtained hereunder or otherwise obtained in connection with the transactions contemplated hereunder (i) divert or attempt to divert any business or customer of Buyer; or (ii) employ or attempt to employ any employee of Buyer.

                  5.7.3 Seller acknowledges and agrees that the remedy at law for any breach or attempted breach by Seller of any of the provisions of this Section 5.7 will be inadequate and Buyer shall be entitled to temporary or permanent injunctive relief against any breach or attempted breach of such provision without the necessity of posting bond or proving actual damages. It is the express intention of the parties hereto to comply with all laws, which may be applicable to this
         Section  5.7. If any one or more of the  provisions  contained  in this
         Section 5.7 shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, but any inconsistency in the provisions of this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. The terms and conditions of this Section 5.7 will be governed by and construed in accordance with the laws of the State of Oklahoma.


                                   ARTICLE VI
                               COVENANTS OF BUYER

         Buyer hereby covenants and agrees with Seller as follows:

         6.1 Furnishing of Information. Buyer will keep Seller advised of all material developments relevant to the consummation of the transactions contemplated hereby and will cooperate fully with Seller in bringing about the consummation of the transactions contemplated hereby. In the event of the termination of this Agreement, Buyer will deliver to Seller all documents, work papers and other materials (including copies thereof) obtained by Buyer or on its behalf from Seller as a result of this Agreement or in connection herewith, whether so obtained before or after the execution hereof and, if the transactions contemplated hereby are not consummated. Buyer will hold such information in confidence until such time as such information is otherwise publicly available.

         6.2 Approvals of Third Parties. As soon as practicable after the date hereof, Buyer will use its best efforts to secure all necessary consents, approvals and clearances of third parties that shall be required to enable it to consummate the transactions contemplated hereby and will otherwise use its best efforts to cause the consummation of such transactions in accordance with the terms and conditions of this Agreement.

         6.3 Buyer's Best Efforts. Buyer will use its best efforts, acting in good faith, to cause the consummation of the transactions contemplated by this Agreement in accordance with their terms and conditions.

         6.4 Retention of Records. For a period of six (6) years after the Closing, Buyer will retain all books and records that Buyer receives from Seller. During such period, Seller and its representatives will have access to all such books and records during normal business hours. Buyer will, upon prior written request of Seller, furnish to Seller, at Seller's expense, copies of any such books or records.

                                   ARTICLE VII
                       CONDITIONS TO OBLIGATIONS OF BUYER

         The obligations of Buyer hereunder shall be subject to the satisfaction of each of the following conditions precedent on or prior to the Closing Date, except such conditions as Buyer may waive in writing.

         7.1 Representations and Warranties of Seller. All of the representations and warranties of Seller contained in this Agreement and in any writing from Seller were true and correct when made, and shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as though such representations and warranties had been made on and as of the Closing Date.

         7.2 Covenants of Seller. All of the covenants and agreements herein on the part of Seller to be complied with or performed on or before the Closing Date shall have been fully complied with and performed.

         7.3 Certificate of Seller. There shall be delivered to Buyer a certificate dated as of the Closing Date and signed by Seller to the effect set forth in Sections 7.1 and 7.2, which certificate shall have the effect of a representation and warranty made by Seller on and as of the Closing Date.

         7.4 No Casualty Losses. The Assets shall not have suffered any destruction or damage by fire, explosion or other casualty or any taking by eminent domain, which has materially impaired the operation of the Assets or otherwise had a material adverse effect upon the Business.

         7.5 Litigation. At the Closing Date, there shall not be pending or threatened any litigation in any court or any proceeding before any Agency, (i) in which it is sought to restrain, invalidate, set aside or obtain damages in respect of the consummation of the purchase and sale of the Assets or the other transactions contemplated hereby, (ii) which could, if adversely determined, result in any material adverse change in the Business, operations or Assets or the condition, financial, or otherwise, or results of operations of Seller,
(iii) which could, if adversely determined, have a material adverse effect on the right or ability of Seller to carry on its Business as now conducted or (iv) as a result of which, in the reasonable judgment of Buyer, Buyer would be deprived of the material benefits of its ownership of the Assets.

         7.6 Due Diligence. Buyer shall have completed its "due diligence" review of the Assets, books, records, files, contracts, leases, arrangements, commitments, documents, tax returns, business operations, financial statements, offices, buildings, and any other items or matter that Buyer deems relevant which pertain to the Business or the transactions contemplated hereby, and the results of such due diligence review shall be acceptable, in all respects, to Buyer, in its sole discretion.

         7.7 No Material Adverse Changes. There shall not have occurred (i) any material adverse change in the Business or the Assets, or (ii) any material loss or damage to any of the Assets (whether or not covered by insurance) of Seller. Buyer shall receive a certificate from Seller, dated as of the Closing Date and in form and substance satisfactory to Buyer, as to fulfillment of the conditions set forth in this Section 7.7.

         7.8 Consents. Seller shall have obtained all orders, approvals or consents of third parties, governmental bodies or regulatory agencies including without limitation, any consents or approvals deemed necessary by counsel to Buyer that shall be required to consummate the transactions contemplated hereby, including, without limitation, any landlord's consents and equipment lessor's consents.

         7.9 Deliverables. Seller shall have duly executed and delivered to Buyer the Bill of Sale, the Assignment and Assumption Agreement, the Escrow Agreement and such other agreements, documents and instruments as Buyer shall have reasonably requested in order to more fully effectuate the transactions contemplated by this Agreement.

         7.10 Further Assurances. Seller shall take all such further action as may be reasonably requested by Buyer in order to effectuate the consummation of the transactions contemplated by this Agreement.

         7.11 Agent Agreement. Smith shall deliver to Buyer a FullNet Agent Agreement, a form of which is attached hereto as EXHIBIT "E".



                                  ARTICLE VIII
                       CONDITIONS TO OBLIGATIONS OF SELLER

         The obligations of Seller to cause the sale of the Assets and the other transactions contemplated hereby to occur at Closing shall be subject to the satisfaction on or prior to the Closing Date of all of the following conditions, except such conditions as Seller may waive in writing:

         8.1 Representations and Warranties of Buyer. All of the representations and warranties of Buyer contained in this Agreement or other disclosures in writing from Buyer shall have been true and correct when made, and shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as though such representations and warranties had been made on and as of the Closing Date.

         8.2 Covenants of Buyer. All of the covenants and agreements herein on the part of the Buyer to be complied with or performed on or before the Closing Date shall have been fully complied with and performed.

         8.3 Buyer's Certificate. There shall be delivered to Seller a certificate dated as of the Closing Date and signed by the President of Buyer to the effect set forth in Sections 8.1 and 8.2, which certificate shall have the effect of a representation and warranty made by Buyer on and as of the Closing Date.

         8.4 Resolutions. Buyer shall have furnished to Seller a copy of the resolutions duly adopted by the Board of Directors of Buyer duly authorizing the transactions contemplated in this Agreement.

         8.5 Deliverables. Buyer shall have duly executed and delivered to Seller the Bill of Sale, the Assignment and Assumption Agreement, the Escrow Agreement and such other agreements, documents and instruments as Seller shall have reasonably requested in order to more fully effectuate the transactions contemplated by this Agreement.

                                   ARTICLE IX
                            DATE AND PLACE OF CLOSING

         9.1 Date and Place of Closing. Subject to satisfaction or waiver of the conditions to the obligations of the parties, the purchase and sale of the Assets pursuant to this Agreement shall be consummated at a closing (the "Closing") to be held in Oklahoma at a place and time to be mutually agreed to by the parties (the "Closing Date"). Title to the Assets shall pass from Seller to Buyer as of the Closing Date.

                                    ARTICLE X
                                     CLOSING

         10.1  Seller's   Performance.   At  the  Closing,   concurrently   with
performance by Buyer of its obligations to be performed at the Closing:

                  10.1.1 Conveyances. Seller shall execute and deliver to Buyer, in form and substance acceptable to Buyer (i) the Bill of Sale; (ii) the Assignment and Assumption Agreement; and (iii) all other assignments, endorsements and instruments of transfer as shall be necessary or appropriate to carry out the intent of this Agreement and as shall be sufficient to vest in Buyer title to all of the Assets and all right, title and interest of Seller thereto. If requested by Buyer, such documents shall be in form suitable for recording. Simultaneously with the consummation of the transfer, Seller, through its officers, agents, and employees, will put Buyer into full possession and enjoyment of all Assets to be conveyed and transferred by this Agreement.

                  10.1.2 Other Agreements. Buyer and Seller shall enter into such other agreements, or execute and deliver such documents or items, as may be contemplated by the Agreement to effect the transactions contemplated hereby.

                  10.1.3 Records. In accordance with Section 1.7 of this Agreement, Seller shall deliver to Buyer all documents, agreements, reports, books, records and accounts pertaining specifically to the Assets which are in Seller's possession.

                  10.1.4 Certificates. Seller shall execute and deliver the certificate referred to in Sections 7.3 and 7.7.

                  10.1.5 Consents. Seller shall deliver to Buyer the consents and approvals required by Section 7.8, if any.

                  10.1.6 Stock Pledge and Escrow Agreement. Seller shall deliver the Escrow Agreement described in Section 2.3.

                  10.1.7 Other Actions. Seller shall take all such other steps as may be necessary or appropriate to put Buyer in actual and complete ownership and possession of the Assets.

         10.2 Buyer's Performance. At the Closing, concurrently with the performance by Seller of its obligations to be performed at the Closing:

                  10.2.1 Purchase Price. Buyer shall deliver to Seller the Shares and promissory note as specified in Section 2.2.

                  10.2.2 Delivery of Agreements. Buyer shall execute and deliver to Seller the Bill of Sale, the Assignment and Assumption Agreement, the Escrow Agreement and such other agreements or items, as may be contemplated by the Agreement to effect the transactions contemplated hereby.

                  10.2.3 Certificates and Resolutions. Buyer shall execute and deliver the certificates and resolutions referred to in Sections 8.3 and 8.4.

         10.3 Further Actions. In addition to the foregoing, Buyer and Seller agree as follows:

                  10.3.1 Further Action by Seller. At any time, at or after the Closing, upon request of Buyer, Seller shall do, execute, acknowledge and deliver or shall cause to be done, executed, acknowledged and delivered all such further acts, deeds, assignments, transfers, conveyances, powers of attorney and assurances as may reasonably be required in order to vest in and confirm to Buyer full and complete title to, possession of, and the right to use and enjoy, the Assets.

                  10.3.2 Further Action by Buyer. At any time, at or after the Closing, upon request of Seller, Buyer shall do, execute, acknowledge and deliver or shall cause to be done, executed, acknowledged and delivered all such further acts and assurances as may reasonably be required in order to better assure and confirm to Seller the assumption by Buyer of the obligations to render performance which are to be assumed by Buyer pursuant to this Agreement.

                     ARTICLE XISURVIVAL AND INDEMNIFICATION

         11.1 Survival. All representations, warranties, covenants and agreements made in this Agreement shall survive the Closing, and shall not be extinguished by the Closing or any investigation made by or on behalf of any party hereto, for a period of two (2) years after the Closing Date; provided, however, that there shall be no such termination of any representation, warranty, covenant or agreement with respect to a claim asserted with respect thereto prior to the expiration of the two (2) year period, in accordance with the provisions regarding indemnification set forth below. All claims for indemnification by Buyer or Seller must be made within two (2) years of the Closing Date or shall be forever barred; provided, however, that any claims, notice of which is made pursuant to Section 11.5 within two (2) years of the Closing Date, may be pursued until they are finally resolved.

         11.2 Buyer's Losses. Seller hereby agrees, jointly and severally subject to Section 11.5 below, to indemnify Buyer, and save and hold Buyer harmless from, against, for and in respect of any and all damages (including, without limitation, amounts paid in settlement with Seller's consent), losses, obligations, liabilities, liens, deficiencies, costs and expenses, including, without limitation, interest, penalties and reasonable attorneys' fees and other costs and expenses incident to any suit, action, investigation, claim or proceeding (hereinafter referred to collectively as "Buyer's Losses") to the extent such claims or damages are related to or arise from the ownership, condition, operation or conduct of the Business and Assets of Seller prior to the Closing Date and, including without limitation, any and all of Buyer's Losses suffered, sustained, incurred or required to be paid by Buyer by reason of (i) the breach by Seller of any provisions of this Agreement, including any representation or warranty made by Seller in or pursuant to this Agreement being untrue or incorrect in any material respect; (ii) any material failure by Seller to observe or perform its covenants and agreements set forth in this Agreement;
(iii) any liability for product warranties, defective products or medical care related liabilities arising from the Business prior to the Closing Date; or (iv) any failure by Seller to satisfy and discharge any other liability or obligation not expressly assumed by Buyer pursuant to this Agreement.

         11.3 Employee Compensation and Benefits. Seller hereby agrees, jointly and severally, to indemnify and hold Buyer harmless from and against any and all claims made by employees of Seller, regardless of when made, for workmen's compensation, medical insurance, disability, vacation, severance, sick benefits or other compensation arrangements to the extent the same are based on injury or sickness occurring prior to the Closing Date or based on employment service rendered to Seller prior the Closing Date.

         11.4 Seller's Losses. Buyer agrees, subject to Section 11.5 below, to indemnify Seller and save and hold Seller harmless from, against, for and in respect of any and all damages (including, without limitation, amounts paid in settlement with Buyer's consent), losses, obligations, liabilities, claims, deficiencies, cost and expenses, including, without limitation, interest, penalties and reasonable attorneys' fees and other costs and expenses incident to any suit, action, investigation, claim or proceeding (hereinafter referred to collectively as "Seller's Losses") to the extent related to or arising from the ownership, condition, operation or conduct of the business of Buyer after the Closing Date and, including without limitation, any and all of Seller's Losses suffered, sustained, incurred or required to be paid by Seller by reason of (i) the breach by Buyer of any provision of this Agreement, including any representation or warranty made by Buyer in or pursuant to this Agreement being untrue or incorrect in any material respect; (ii) any material failure by Buyer to observe or perform its covenants and agreements set forth in this Agreement;
(iii) any liability for product warranties, defective products or medical care related liabilities arising from the business after the Closing Date; (iv) any failure by Buyer to satisfy and discharge any liability or obligation expressly assumed by Buyer pursuant to this Agreement; or (v) any and all claims made by employees of Buyer regardless of when made, for workmen's compensation, medical insurance, disability, vacation, severance, sick benefits or other compensation arrangements to the extent the same are based on injury or sickness occurring after the Closing Date or based on employment service rendered to Buyer after the Closing Date.

         11.5 Notice of Loss. Notwithstanding anything herein contained, Buyer and Seller shall not have any liability under the indemnity provisions of this Agreement with respect to a particular matter unless a notice setting forth in reasonable detail the breach which is asserted has been given to the Indemnifying Party (hereafter defined) and, in addition, if such matter arises out of a suit, action, investigation or proceeding, such notice is given promptly after the Indemnified Party (hereafter defined) shall have been given notice of the commencement of a suit, action, investigation or proceeding. With respect to Buyer's Losses and claims of employees pursuant to Sections 11.2 and 11.3, hereof, Seller shall be the Indemnifying Party and Buyer shall be the Indemnified Party. With respect to Seller's Losses pursuant to Section 11.4, hereof, Buyer shall be the Indemnifying Party and Seller shall be the Indemnified Party. The Indemnifying Party shall have 30 days from the date the notice is given in accordance with the notice provisions hereof (the "Notice Period") to notify the Indemnified Party whether it disputes the liability of the Indemnifying Party to the Indemnified Party hereunder with respect to such losses and whether it desires, at the sole cost and expense of the Indemnifying Party, to defend the Indemnified Party against such losses. Notwithstanding the foregoing, any Indemnified Party is hereby authorized prior to and during the Notice Period to file any motion, answer or other pleading that it shall deem necessary or appropriate to protect its interests or those of the Indemnifying Party (and of which it shall have given notice and opportunity to comment to the Indemnifying Party) and that is not prejudicial to the Indemnifying Party.

         11.6 Right to Defend. Upon receipt of notice of any suit, action, investigation, claim or proceeding for which indemnification might be claimed by an Indemnified Party, the Indemnifying Party shall be entitled promptly to defend, contest or otherwise protect against such suit, action, investigation, claim or proceeding at its own cost and expense, including the right to invoke any arbitration proceeding available in the dispute. The Indemnified Party shall have the right, but not the obligation, to participate at its own expense in a defense thereof by counsel of its own choosing, but the Indemnifying Party shall be entitled to control the defense unless the Indemnified Party has relieved the Indemnifying Party from liability with respect to the particular matter. If the Indemnifying Party does not notify the Indemnified Party within 30 days after the receipt of a notice, pursuant to Section 11.5 of this Agreement, that it elects to undertake the defense thereof and fails to defend, contest or otherwise protect in a timely manner against any such suit, action, investigation, claim or proceeding, the Indemnified Party shall have the right, but not the obligation, to defend, contest or otherwise protect against the same and make any compromise or settlement thereof, with counsel of its choosing, and recover the entire cost thereof from the Indemnifying Party including reasonable attorneys' fees, disbursements and all amounts paid as a result of such suit, action, investigation, claim or proceeding or the compromise or settlement thereof. However, if the Indemnifying Party undertakes the defense of such matters after the Indemnified Party has began the defense, the Indemnified Party shall be entitled to recover from the Indemnifying Party any legal or other expenses incurred by the Indemnified Party in connection with the defense thereof.

                                   ARTICLE XII
                                   TERMINATION

         12.1 Termination. This Agreement may be terminated and abandoned at any time on or prior to the Closing Date as follows (and, with respect to Section
12.1.2 through Section 12.1.4, by written notice by the terminating party to the other party):

                  12.1.1   By the mutual written consent of Buyer and Seller;

                  12.1.2 By either Buyer or Seller if the Closing shall not have been consummated by June 30, 2000; provided, however, that the right to terminate this Agreement under this Section 12.1.2 shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such date;

                  12.1.3 By either Buyer or Seller if a court of competent jurisdiction or other governmental entity shall have issued a nonappealable final order, decree or ruling or taken any other action, in each case having the effect of permanently restraining, enjoining or otherwise prohibiting the Closing, unless the party relying on such order, decree or ruling or other action has not complied with its obligations under this Agreement;

                  12.1.4 by either Buyer or Seller, if there has been a breach of any representation, warranty, covenant or agreement on the part of the other party set forth in this Agreement, which breach (i) causes the conditions set forth in Article VII (in the case of termination by Buyer) or Article VIII (in the case of termination by Seller) not to be satisfied and (ii) shall not have been cured within ten (10) business days following receipt by the breaching party of written notice of such breach from the other party.

         12.2 Effect of Termination.

                  12.2.1 In the event of termination of this Agreement as provided in Section 12.1, this Agreement shall be of no further force or effect and there shall be no liability or obligation on the part of Seller or Buyer or their respective officers, directors, or stockholders, except to the extent that such termination results from the willful or negligent breach by a party of any of its representations, warranties or covenants set forth in this Agreement; provided, however, that the provisions of Section 13.1 regarding expenses and Section 13.3 regarding confidentiality shall remain in full force and effect and survive any termination of this Agreement.

                  12.2.2 If termination of this Agreement shall be determined, pursuant to the provisions of Section 12.2.1 hereof, to have been caused by willful or negligent breach of this Agreement, then, in addition to other remedies at law or equity for breach of this Agreement, the party so found to have willfully or negligently breached this Agreement shall (i) pay the other parties' respective costs, expenses and attorneys' fees incurred in enforcing this Section 12.2.2, and (ii) reimburse the other parties for their respective costs, fees and expenses incident to negotiation, preparation and execution of this Agreement and related documentation, including without limitation costs, fees and expenses associated with accountants, counsel and other experts and advisors.

                                  ARTICLE XIII
                                  MISCELLANEOUS

         13.1 Expenses. Except as otherwise expressly provided herein, Seller and Buyer shall each pay their own expenses in connection with the preparation of this Agreement, and the consummation of the transactions contemplated hereby, including, without limitation, fees of its own counsel, auditors, any brokers or finders fees and other experts, whether or not such transactions be consummated. Buyer shall pay any and all sales tax due in connection with the sale of the Assets under this Agreement.

         13.2 Entire Agreement. This Agreement, together with the other agreements contemplated herein, constitutes the entire contract and shall supersede all prior agreements and understandings, both written and oral, between the parties hereto with respect to the subject matter hereof and no party shall be liable or bound to the other in any manner by any representations or warranties except as specifically set forth herein or agreement executed in connection herewith or expressly required to be made or delivered pursuant thereto.

         13.3 Confidentiality. Except as and to the extent required by law, Buyer will not disclose or use, and will direct its affiliates and representatives not to disclose or use to the detriment of Seller, any Confidential Information (as defined below) with respect to Seller, furnished or to be furnished by Seller or their respective representatives to Buyer or its affiliates or representatives at any time or in any manner other than in connection with its evaluation of the transaction proposed in this Agreement. For purposes of this Section 13.3, "Confidential Information" means any information about Seller stamped "Confidential" or identified in writing as such to Buyer by Seller, unless (i) such information is already known to Buyer, its affiliates or representatives or to others not bound by a duty of confidentiality or such information becomes publicly available through no fault of Buyer, its affiliates or representatives, (ii) the use of such information is necessary or appropriate in making any filing or obtaining any consent or approval required for the consummation of this Agreement, or (iii) the furnishing or use of such information is required by or necessary or appropriate in connection with legal proceedings. Upon the written request of Seller, Buyer will promptly return to such party or destroy any Confidential Information in its possession and certify in writing to such party that it has done so. The parties hereto acknowledge and agree that remedy at law for any breach or attempted breach by a party of any of the provisions of this Sections 13.3 will be inadequate and the other party shall be entitled to temporary or permanent injunctive relief against any breach or attempted breach of such provision without the necessity of posting bond or proving actual damages.

         13.4 Disclosure. Except as and to the extent required by law and as set forth in Section 5.3, without the prior written consent of the other party, neither Buyer or Seller will, and each will direct its representatives not to make, directly or indirectly, any public comment, statement, or communication with respect to or otherwise to disclose or to permit the disclosure of the existence of discussions regarding this Agreement between the parties or any of the terms, conditions, or other aspects of the transaction proposed in this Agreement. If a party is required by law to make any such disclosure, it must first provide to the other party the content of the proposed disclosure, the reasons that such disclosure is required by law, and the time and place that the disclosure will be made.

         13.5 Exclusive Dealing. Until the Closing Date or the termination of this Agreement pursuant to Article XII:

                  13.5.1 Seller will not directly or indirectly, through any representative or otherwise, solicit, or entertain offers from, negotiate with or in any manner encourage, discuss, accept, or consider any proposal of any other person or entity relating to the acquisition of the Assets of Seller, in whole or in part, whether directly or indirectly, through purchase, merger, consolidation, or otherwise other than the sale of inventory in the ordinary course of business; and

                  13.5.2  Seller shall  immediately  notify Buyer  regarding any contact or negotiations between Seller or their respective representatives and any other person or entity regarding any such offer or proposal or any related inquiry into the acquisition of the Assets of the Seller.

         13.6 Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties and their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of such agreements.

         13.7 Identical Counterparts. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original and all of which shall constitute the same instrument, but only one of which need be produced.

         13.8 Headings. The headings of the paragraphs and subparagraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction hereof.

         13.9 Use of Certain Terms. As used in this Agreement, the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular paragraph, subparagraph or other subdivision.

         13.10 Modification and Waiver. Any of the terms or conditions of this Agreement may be waived in writing at any time, whether before or after action thereon by the party which is entitled to the benefits thereof; and this Agreement may be modified or amended at any time, whether before or after action thereon by the parties. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by all of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

         13.11 Other Remedies. Except as otherwise provided herein, any and all remedies expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby or by law on such party, and the exercise of any one remedy will not preclude the exercise of any other.

         13.12 Notices. All notices, consents, requests, instructions, approvals and/or communications provided for herein, shall be validly given, made or served if in writing and delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid, addressed as set forth on page 1 hereto. The designation of the person to be so notified or the address of such person for the purposes of such notice may be changed from time to time by a similar notice. Any notice which is delivered personally in the manner provided herein shall be deemed to have been duly given to the party to whom it is directed upon actual receipt by such party (or its agent for notices hereunder). Any notice which is addressed and mailed in the manner herein provided shall be conclusively presumed to have been duly given to the party to which it is addressed at the close of business, local time of the recipient, on the third business day after the day it is so placed in the mail.

         13.13 Governing Law. This Agreement will be construed and enforced in accordance with and governed by the laws of the State of Oklahoma, without regard to conflict of law principles. This Agreement will not be construed for or against a party merely because that party prepared it, but will at all times be construed according to its fair meaning.

         13.14  Binding  Arbitration.  Except as  provided  in  Section  5.7 and
Section 13.3 of this Agreement, each party to this Agreement agrees that any dispute or controversy arising between any of the parties to this agreement, or any person or entity in privity therewith, out of the transactions effected and relationships created pursuant to this Agreement and each other agreement created in connection herewith, including any dispute or controversy regarding the formation, terms, or construction of this Agreement, regardless of kind or character, must be resolved through binding arbitration. Each party to this Agreement agrees to submit such dispute or controversy to arbitration before the American Arbitration Association (the "Association") in Oklahoma City, Oklahoma, and further agrees to be bound by the determination of an arbitration panel consisting of three (3) persons. If demand for arbitration is made, each party will have the right to select one independent arbitrator. If the party upon whom the demand for arbitration is served fails to select an arbitrator within twenty days, then the Association may select a second arbitrator upon application by either party. The two arbitrators shall select a third arbitrator. If the two arbitrators fail to select a third arbitrator within twenty days, the third arbitrator may be selected and appointed by the Association upon application by either party. The arbitrators' decision concerning the claim, controversy or dispute, including allocation among the parties of costs and expenses associated with the arbitration, shall be final and binding on the parties and judgment on the award may be entered in any court of competent jurisdiction. Any party to this Agreement may bring an action, including a summary or expedited proceeding, to compel arbitration of any such dispute or controversy in a court of competent jurisdiction and, further, may seek provisional or ancillary remedies including temporary or injunctive relief in connection with such dispute or controversy in a court of competent jurisdiction, provided that the dispute or controversy is ultimately resolved through binding arbitration conducted in accordance with the terms and conditions of this section. For purposes of the foregoing sentence, the parties agree that "a court of competent jurisdiction" shall mean the Oklahoma District Court of Oklahoma County or, in the case of exclusive federal jurisdiction, the United States District Court for the Western District of Oklahoma.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

BUYER                                                  SELLER

FullNet Communications, Inc.                           Lary Smith
                                                       d.b.a.  FullNet of Nowata


By:  /s/ Timothy J. Kilkenny                           By: /s/ Lary Smith, Owner
----------------------------------------------         -------------------------
        Timothy J. Kilkenny, President and CEO         Lary Smith, Owner